Exhibit 10.6

Execution Copy

THIRD AMENDED AND RESTATED INTERCREDITOR AND LOCKBOX

ADMINISTRATION AGREEMENT

Dated as of March 25, 2004

THIS THIRD AMENDED AND RESTATED INTERCREDITOR AND LOCKBOX ADMINISTRATION AGREEMENT, dated as of March 25, 2004 (as amended, modified, supplemented or restated from time to time, the “Agreement”), is by and among:

(1) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (as successor-by-merger to Wells Fargo Bank Minnesota, National Association, together with its successors and assigns, “Wells Fargo”) as the indenture trustee under the 2000-1 Transaction Documents, 2002-1 Transaction Documents, the 2002-2 Transaction Documents, the 2003-1 Transaction Documents and the 2003-2 Transaction Documents (each as defined below) (together with its successors and assigns in such capacity, the “Indenture Trustee”);

(2) WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company, as the agent for Variable Funding Capital Corporation and/or administrative agent under the Conduit Documents (as defined below) together with its successors and assigns in such capacity, the “Conduit Agent”);

(3) BRANCH BANKING AND TRUST COMPANY, a North Carolina corporation (together with its successors and assigns, “BB&T”), as the administrative agent for the secured parties under the Syndicated Loan Documents (as defined below) (together with its successors and assigns in such capacity, the “Syndication Agent”);

(4) Each of the parties that from time to time executes a joinder agreement in the form of Schedule A as securitization agent under the Securitization Documents (as defined below) (each, together with its respective successors and assigns in such capacity, a “Securitization Agent”); and

(5) AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (“ACS”), as borrower under the Syndicated Loan Documents (“Borrower”), as the originator under the 2000-1 Transaction Documents, the 2002-1 Transaction Documents, the 2002-2 Transaction Documents, the 2003-1 Transaction Documents, the 2003-2 Transaction Documents, the Conduit Documents and Securitization Documents (collectively, the “Credit Documents”) (together with its successors and assigns in such capacity, the “Originator”) and as the original servicer under the Credit Documents and the Syndicated Loan Documents (the “Original Servicer”).

RECITALS

WHEREAS, the Originator and ACS Funding Trust I (“ACS Funding”) have entered into an Amended and Restated Purchase and Sale Agreement, dated as of June 13, 2003 (such agreement as amended, supplemented, modified or restated from time to time, the “Purchase and Sale Agreement”), pursuant to which the Originator has sold certain receivables and related security to ACS Funding;

WHEREAS, ACS Funding, as the borrower, the Original Servicer, Variable Funding Capital Corporation (“VFCC”), as a lender, Wachovia Bank, National Association (“WB”), as swingline lender, the Conduit Agent, and Wells Fargo, as the backup servicer and as the collateral custodian, have entered into an Amended and Restated Loan Funding and Servicing Agreement, dated as of June 13, 2003 (such agreement as amended, supplemented, modified, or restated from time to time, the “Loan Funding Agreement”; the Loan Funding Agreement, the Purchase and Sale Agreement and all other agreements, instruments, or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time are referred to collectively herein as the “Conduit Documents”), pursuant to which ACS Funding has granted a security interest to the Conduit Agent, for the benefit of the lenders thereunder (the “Conduit Lenders”), in certain receivables and related security transferred by the Originator to ACS Funding pursuant to the Purchase and Sale Agreement (the specified receivables and related security in which the Conduit Agent has been granted a security interest under the Conduit Documents are referred to herein as the “Conduit Assets”);

WHEREAS, the Originator and ACAS Business Loan LLC, 2000-1 (the “2000-1 Trust Depositor”) have entered into a Transfer Agreement, dated as of December 20, 2000, pursuant to which the Originator has sold certain receivables and related security to the 2000-1 Trust Depositor (such agreement, as amended, supplemented, modified, or restated from time to time, the “2000-1 Transfer Agreement”);

WHEREAS, ACAS Business Loan Trust 2000-1 (the “2000-1 Issuer”), the 2000-1 Trust Depositor, the Originator and Wells Fargo have entered into a Transfer and Servicing Agreement, dated as of December 20, 2000, pursuant to which the 2000-1 Trust Depositor has sold certain loans and related security to the 2000-1 Issuer (such agreement as amended, supplemented, modified, or restated from time to time, the “2000-1 Transfer and Servicing Agreement”);

WHEREAS, the 2000-1 Issuer and Wells Fargo have entered into an Indenture, dated as of December 20, 2000 (as amended, supplemented, modified, or restated from time to time, the “2000-1 Indenture”; the 2000-1 Indenture, the 2000-1 Transfer Agreement, the 2000-1 Transfer and Servicing Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time are referred to collectively herein as the “2000-1 Transaction Documents”), granting a security interest to the Indenture Trustee, for the benefit of the 2000-1 noteholders thereunder (the “2000-1 Noteholders”), in the loans and related security sold by the Originator to the 2000-1 Trust Depositor under the 2000-1 Transfer Agreement and by the 2000-1 Trust Depositor to the 2000-1 Issuer under the 2000-1 Transfer and Servicing Agreement (the specified loans and related security in which the Indenture Trustee has been granted a security interest under the 2000-1 Transaction Documents are referred to herein as the “2000-1 Assets”);

WHEREAS, the Originator and ACAS Business Loan LLC, 2002-1 (the “2002-1 Trust Depositor”) have entered into a Transfer Agreement, dated as of March 15, 2002, pursuant to which the Originator has sold certain receivables and related security to the 2002-1 Trust Depositor (such agreement as amended, supplemented, modified, or restated from time to time, the “2002-1 Transfer Agreement”);

WHEREAS, ACAS Business Loan Trust 2002-1 (the “2002-1 Issuer”), the 2002-1 Trust Depositor, the Originator and Wells Fargo have entered into a Transfer and Servicing Agreement, dated as of March 15, 2002, pursuant to which the 2002-1 Trust Depositor has sold certain loans and related security to the 2002-1 Issuer (as amended, supplemented, modified, or restated from time to time, the “2002-1 Transfer and Servicing Agreement”);

WHEREAS, the 2002-1 Issuer and Wells Fargo have entered into an Indenture, dated as of March 15, 2002 (such agreement as amended, supplemented, modified, or restated from time to time, the “2002-1 Indenture”, the 2002-1 Indenture, the 2002-1 Transfer Agreement, the 2002-1 Transfer and Servicing Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time are referred to collectively herein as the “2002-1 Transaction Documents”), granting a security interest to the Indenture Trustee, for the benefit of the 2002-1 noteholders thereunder (the “2002-1 Noteholders”), in the loans and related security sold by the Originator to the 2002-1 Trust Depositor under the 2002-1 Transfer Agreement and by the 2002-1 Trust Depositor to the 2002-1 Issuer under the 2002-1 Transfer and Servicing Agreement (the specified loans and related security in which the Indenture Trustee has been granted a security interest under the 2002-1 Transaction Documents are referred to herein as the “2002-1 Assets”);

WHEREAS, the Originator and ACAS Business Loan LLC, 2002-2 (the “2002-2 Trust Depositor”) have entered into a Transfer Agreement, dated as of August 8, 2002, pursuant to which the Originator has sold certain receivables and related security to the 2002-2 Trust Depositor (such agreement as amended, supplemented, modified, or restated from time to time, the “2002-2 Transfer Agreement”);

WHEREAS, ACAS Business Loan Trust 2002-2 (the “2002-2 Issuer”), the 2002-2 Trust Depositor, the Originator and Wells Fargo have entered into a Transfer and Servicing Agreement, dated as of August 8, 2002, pursuant to which the 2002-2 Trust Depositor has sold certain loan and related security to the 2002-2 Issuer (as amended, supplemented, modified, or restated from time to time, the “2002-2 Transfer and Servicing Agreement”);

WHEREAS, the 2002-2 Issuer and Wells Fargo have entered into an Indenture, dated as of August 8, 2002 (such agreement as amended, supplemented, modified, or restated from time to time, the “2002-2 Indenture”; the 2002-2 Indenture, the 2002-2 Transfer Agreement, the 2002-2 Transfer and Servicing Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time are referred to collectively herein as the “2002-2 Transaction Documents”), granting a security interest to the Indenture Trustee, for the benefit of the 2002-2 noteholders thereunder (the “2002-2 Noteholders”), in the loans and related security sold by the Originator to the 2002-2 Trust Depositor under the 2002-2 Transfer Agreement and by the 2002-2 Trust Depositor to the 2002-2 Issuer under the 2002-2 Transfer and Servicing Agreement (the specified loans and related security in which the Indenture Trustee has been granted a security interest under the 2002-2 Transaction Documents are referred to herein as the “2002-2 Assets”);

WHEREAS, the Originator and ACAS Business Loan LLC, 2003-1 (the “2003-1 Trust Depositor”) have entered into a Transfer Agreement, dated as of May 21, 2003, pursuant to which the Originator has sold certain receivables and related security to the 2003-1 Trust Depositor (such agreement as amended, supplemented, modified, or restated from time to time, the “2003-1 Transfer Agreement”);

WHEREAS, ACAS Business Loan Trust 2003-1 (the “2003-1 Issuer”), the 2003-1 Trust Depositor, the Originator and Wells Fargo have entered into a Transfer and Servicing Agreement, dated as of May 21, 2003, pursuant to which the 2003-1 Trust Depositor has sold certain loans and related security to the 2003-1 Issuer (as amended, supplemented, modified, or restated from time to time, the “2003-1 Transfer and Servicing Agreement”);

WHEREAS, the 2003-1 Issuer and Wells Fargo have entered into an Indenture, dated as of May 21, 2003, (such agreement as amended, supplemented, modified, or restated from time to time, the “2003-1 Indenture”; the 2003-1 Indenture, the 2003-1 Transfer Agreement, the 2003-1 Transfer and Servicing Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time are referred to collectively herein as the “2003-1 Transaction Documents”), granting a security interest to the Indenture Trustee, for the benefit of the 2003-1 noteholders thereunder (the “2003-1 Noteholders”), in the loans and related security sold by the Originator to the 2003-1 Trust Depositor under the 2003-1 Transfer Agreement and by the 2003-1 Trust Depositor to the 2003-1 Issuer under the 2003-1 Transfer and Servicing Agreement (the specified loans and related security in which the Indenture Trustee has been granted a security interest under the 2003-1 Transaction Documents are referred to herein as the “2003-1 Assets”);

WHEREAS, the Originator and ACAS Business Loan LLC, 2003-2 (the “2003-2 Trust Depositor” and together with the 2000-1 Trust Depositor, the 2002-1 Trust Depositor, the 2002-2 Trust Depositor and the 2003-1 Trust Depositor, the “Trust Depositors”) have entered into a Transfer Agreement, dated as of December 19, 2003, pursuant to which the Originator has sold certain receivables and related security to the 2003-2 Trust Depositor (such agreement as amended, supplemented, modified, or restated from time to time, the “2003-2 Transfer Agreement”);

WHEREAS, ACAS Business Loan Trust 2003-2 (the “2003-2 Issuer” and together with the 2000-1 Issuer, the 2002-1 Issuer, the 2002-2 Issuer and the 2003-1 Issuer, the “Issuers”), the 2003-2 Trust Depositor, the Originator and Wells Fargo have entered into a Transfer and Servicing Agreement, dated as of December 19, 2003, pursuant to which the 2003-2 Trust Depositor has sold certain loans and related security to the 2003-2 Issuer (as amended, supplemented, modified, or restated from time to time, the “2003-2 Transfer and Servicing Agreement”);

WHEREAS, the 2003-2 Issuer and Wells Fargo have entered into an Indenture, dated as of December 19, 2003, (such agreement as amended, supplemented, modified, or restated from time to time, the “2003-2 Indenture”; the 2003-2 Indenture, the 2003-2 Transfer Agreement, the 2003-2 Transfer and Servicing Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time are referred to collectively herein as the “2003-2 Transaction Documents”), granting a security interest to the Indenture Trustee, for the benefit of the 2003-2 noteholders thereunder (the “2003-2 Noteholders”), in the loans and related security sold by the Originator to the 2003-2 Trust Depositor under the 2003-2 Transfer Agreement and by the 2003-2 Trust Depositor to the 2003-2 Issuer under the 2003-2 Transfer and Servicing Agreement (the specified loans and related security in which the Indenture Trustee has been granted a security interest under the 2003-2 Transaction Documents are referred to herein as the “2003-2 Assets”);

WHEREAS, Borrower, the Syndication Agent, the lenders party thereto, and Wells Fargo, as the backup servicer and as the collateral custodian, have entered into a Credit Agreement, dated as of March 25, 2004 (such agreement, as amended, supplemented, modified or restated from time to time, the “Credit Agreement”; the Credit Agreement and all other agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time, are referred to collectively herein as the “Syndicated Loan Documents”), pursuant to which Borrower has granted a security interest to the Syndication Agent, for the benefit of the lenders thereunder (the “Syndicated Lenders”), in the Collateral (as defined in the Credit Agreement) (the specified assets in which the Syndication Agent has been granted a security interest under the Syndicated Loan Documents are referred to herein as the “Syndicated Loan Assets”);

WHEREAS, the Originator may from time to time, after the date of this Agreement, enter into one or more additional securitization transactions (each a “Securitization”) pursuant to which the Originator or an assignee or affiliate will sell certain receivables and related security to a special purpose entity (the specified receivables and related security sold to a special purpose entity as part of a Securitization are referred to herein collectively as “Securitization Assets” and the agreements, instruments or documents executed in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time, are referred to collectively herein as the “Securitization Documents”);

WHEREAS, certain of the parties hereto have entered into a Five Party Lockbox Agreement with Wells Fargo, as the lockbox bank (the “Lockbox Bank”) and Regulus West LLC, as the lockbox servicer (the “Lockbox Servicer”), dated as of August 8, 2002, a copy of which is attached as Exhibit A hereto (such agreement as amended, modified, supplemented or restated from time to time, the “Lockbox Agreement”) providing for the processing and deposit by the Lockbox Servicer to an account of the Lockbox Bank (the “Lockbox Account”) of customer payments in respect of receivables received from time to time at the Lockbox Account designated herein (the “Lockbox”) or otherwise deposited directly into such Lockbox Account by wire transfer or otherwise (collectively, the “Remittances”), some of which Remittances may relate, as applicable, to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets and the Securitization Assets and some of which may relate to none of the foregoing but constitute Remittances with respect to other receivables and related security of ACS (including other receivables and related security in which other assignees of ACS may have an interest) (the “Other Assets”); and

WHEREAS, the parties hereto desire to amend, restate and supersede in its entirety the Amended and Restated Intercreditor and Lockbox Administration Agreement, dated as of May 21, 2003, and all previous amendments and restatements thereto (the “Original Intercreditor and Lockbox Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

A G R E E M E N T

Section 1. Regarding Liens and Interests.

(a) The Indenture Trustee, as agent for and on behalf of the 2000-1 Noteholders, shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that the Indenture Trustee does not hereby disclaim its rights under Section 1(j) and 2(f) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and the Lockbox Account, referred to in Section 3 below.

(b) The Indenture Trustee, as agent for and on behalf of the 2002-1 Noteholders, shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that the Indenture Trustee does not hereby disclaim its rights under Section 1(j) and 2(f) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and the Lockbox Account, referred to in Section 3 below.

(c) The Indenture Trustee, as agent for and on behalf of the 2002-2 Noteholders, shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that the Indenture Trustee does not hereby disclaim its rights under Section 1(j) and 2(f) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and the Lockbox Account, referred to in Section 3 below.

(d) The Indenture Trustee, as agent for and on behalf of the 2003-1 Noteholders, shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that the Indenture Trustee does not hereby disclaim its rights under Section 1(j) and 2(f) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and Lockbox Account, referred to in Section 3 below.

(e) The Indenture Trustee, as agent for and on behalf of the 2003-2 Noteholders, shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the Conduit Assets, the Securitization Assets, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that the Indenture Trustee does not hereby disclaim its rights under Section 1(j) and 2(f) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and Lockbox Account, referred to in Section 3 below.

(f) The Conduit Agent shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Securitization Assets, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that the Conduit Agent does not hereby disclaim its rights under Section 1(j) and 2(g) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and Lockbox Account, referred to in Section 3 below.

(g) The Syndication Agent shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets or Other Assets, including Remittances relating thereto; provided, however, that the Syndication Agent does not hereby disclaim its rights under Section 1(j) and 2(g) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and Lockbox Account, referred to in Section 3 below.

(h) Each Securitization Agent shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets a security interest in which has not been granted to it pursuant to its applicable Securitization Documents, the Syndicated Loan Assets or Other Assets, including Remittances relating thereto; provided, however, that each such Securitization Agent does not hereby disclaim its rights under Section 1(j) and 2(g) below, or any rights it may have as a beneficiary of the security interest in the Lockbox and Lockbox Account, referred to in Section 3 below.

(i) ACS shall not have or assert, and hereby disclaims, any right, title or interest in or to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, and the Securitization Assets, including Remittances relating thereto; provided, however, that ACS does not hereby disclaim its rights under Section 2(g) below.

(j) Nothing herein shall be deemed to waive any rights of the Indenture Trustee, the Conduit Agent, the Syndication Agent or any Securitization Agent in the event of any transfer or other disposition of 2000-1 Assets, 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets or the Securitization Assets, as the case may be, in violation of the agreements relating thereto or to preclude the exercise by the Indenture Trustee, the Conduit Agent, the Syndicated Agent or any Securitization Agent of rights and remedies provided for under the applicable Credit Documents or Syndicated Loan Documents, including without limitation (and if and to the extent so provided therein or thereby) notification to customers directing payments be made to an account or lockbox other than the

Lockbox Account or Lockbox, it being understood that this Agreement addresses only Remittances which are contained in or on deposit in the Lockbox or Lockbox Account.

(k) In exercising any of its rights or remedies under the applicable Credit Documents or Syndicated Loan Documents with respect to any right, title and interest of the Borrower or the Originator as lessee, licensee or otherwise, in and to any computer hardware and software or related intellectual property, each of the Indenture Trustee, the Conduit Agent, the Syndication Agent and each Securitization Agent agrees that it shall not take any action that would materially impair the rights or ability of the other party to use such property in connection with the transactions contemplated under the applicable Credit Documents or Syndicated Loan Documents. The parties acknowledge that such property may be necessary to or useful in the servicing, administration and collection of the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, and the Securitization Assets and agree to cooperate in good faith such that the respective interests of the Indenture Trustee, the Conduit Agent, the Syndication Agent, and any Securitization Agent therein and with respect thereto shall be protected and preserved.

Section 2. Separation of Collateral.

(a) The Indenture Trustee hereby agrees promptly to transfer and return to, or in accordance with the written direction of, the Conduit Agent, the Syndication Agent, the applicable Securitization Agent or ACS (as applicable), at such account or other place as the Conduit Agent, the Syndication Agent, the applicable Securitization Agent or ACS (as applicable) may so instruct, any funds or other property that are received by the Indenture Trustee and that are identified to the Indenture Trustee in writing as not constituting the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets or the 2003-2 Assets but instead constituting the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets or Other Assets. For purposes of maintaining the perfection of the Conduit Agent’s, the Syndication Agent’s, the applicable Securitization Agent’s and ACS’ (as applicable) interest therein, the Conduit Agent, the Syndication Agent, the applicable Securitization Agent and ACS each hereby appoints the Indenture Trustee as its agent in respect of such funds or other property; provided, that, the Indenture Trustee’s sole duty as such agent shall be to hold such funds and other property for the benefit of the Conduit Agent, the Syndication Agent, the applicable Securitization Agent and ACS (as applicable) and to transfer such funds or other property to or at the written direction of the Conduit Agent, the Syndication Agent, the applicable Securitization Agent and ACS (as applicable) as aforesaid.

(b) The Conduit Agent hereby agrees promptly to transfer and return to, or in accordance with the directions of, the Indenture Trustee, the Syndication Agent, the applicable Securitization Agent or ACS (as applicable), at such account or other place as the Indenture Trustee, the Syndication Agent, the applicable Securitization Agent or ACS (as applicable) may instruct, any funds or other property that are received by the Conduit Agent and that are identifiable by the Conduit Agent, using reasonable efforts, as not constituting the Conduit Assets but instead constituting the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Syndicated Loan Assets, the Securitization Assets or Other Assets. For purposes of maintaining the perfection of the Indenture Trustee’s, the Syndication Agent’s, the applicable Securitization Agent’s and ACS’ (as applicable) interest therein, the

Indenture Trustee, the Syndication Agent, the applicable Securitization Agent and ACS each hereby appoints the Conduit Agent as its agent in respect of such funds and other property; provided, that, the Conduit Agent’s sole duty as such agent shall be to hold such funds or other property for the benefit of the Indenture Trustee, the Syndication Agent, the applicable Securitization Agent and ACS (as applicable) and to transfer such funds or other property to or at the direction of the Indenture Trustee, the Syndication Agent, the applicable Securitization Agent and ACS (as applicable) as aforesaid.

(c) Each Securitization Agent hereby agrees promptly to transfer and return to, or in accordance with the directions of, the Indenture Trustee, the Conduit Agent, the Syndication Agent, any other Securitization Agent or ACS (as applicable), at such account or other place as the Indenture Trustee, the Conduit Agent, the Syndication Agent, such other Securitization Agent or ACS (as applicable) may instruct, any funds or other property that are received by the Securitization Agent and that are identifiable by the Securitization Agent, using reasonable efforts, as not constituting its Securitization Assets but instead constituting the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Securitization Assets in which it has not been granted in interest under its applicable Securitization Documents, the Syndicated Loan Assets or Other Assets. For purposes of maintaining the perfection of the Indenture Trustee’s, the Syndication Agent’s, such other Securitization Agent’s, the Conduit Agent’s and ACS’ (as applicable) interest therein, the Indenture Trustee, such other Securitization Agent, the Syndication Agent, the Conduit Agent and ACS each hereby appoints the Securitization Agent as its agent in respect of such funds and other property; provided, that, the Securitization Agent’s sole duty as such agent shall be to hold such funds or other property for the benefit of the Indenture Trustee, such other Securitization Agent, the Syndication Agent, the Conduit Agent and ACS (as applicable) and to transfer such funds or other property to or at the direction of the Indenture Trustee, such other Securitization Agent, the Syndication Agent, the Conduit Agent and ACS (as applicable) as aforesaid.

(d) The Syndication Agent hereby agrees promptly to transfer and return to, or in accordance with the directions of, the Indenture Trustee, the Conduit Agent, the applicable Securitization Agent or ACS (as applicable), at such account or other place as the Indenture Trustee, the Conduit Agent, the applicable Securitization Agent or ACS (as applicable) may instruct, any funds or other property that are received by the Syndication Agent and that are identifiable by the Syndication Agent, using reasonable efforts, as not constituting the Syndicated Loan Assets but instead constituting the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Securitization Assets, the Conduit Assets or Other Assets. For purposes of maintaining the perfection of the Indenture Trustee’s, the Conduit Agent’s, the applicable Securitization Agent’s or ACS’ (as applicable) interest therein, the Indenture Trustee, the Conduit Agent, the applicable Securitization Agent and ACS each hereby appoints the Syndication Agent as its agent in respect of such funds and other property; provided that, the Syndication Agent’s sole duty as such agent shall be to hold such funds or other property for the benefit of the Indenture Trustee, the Conduit Agent, such other Securitization Agent and ACS (as applicable) and to transfer such funds or other property to or at the direction of the Indenture Trustee, the Conduit Agent, such other applicable Securitization Agent and ACS (as applicable) as aforesaid.

(e) ACS hereby agrees promptly to transfer and return to, or in accordance with the directions of, the Indenture Trustee, the Conduit Agent, the Syndication Agent, or the applicable Securitization Agent (as applicable), at such account or other place as the Indenture Trustee, the Syndication Agent or the applicable Securitization Agent (as applicable) may instruct, any funds or other property that are received by ACS and that are identifiable by ACS, using reasonable efforts, as not constituting Other Assets but instead constituting the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, or the Securitization Assets. For purposes of maintaining the perfection of the Indenture Trustee’s, the Conduit Agent’s and the applicable Securitization Agent’s (as applicable) interest therein, the Indenture Trustee, the Conduit Agent and the applicable Securitization Agent each hereby appoints ACS as its agent in respect of such funds and other property; provided, that, ACS’ sole duty as such agent shall be to hold such funds or other property for the benefit of the Indenture Trustee, the Conduit Agent and the applicable Securitization Agent (as applicable) and to transfer such funds or other property to or at the direction of the Indenture Trustee, the Conduit Agent and the applicable Securitization Agent (as applicable) as aforesaid.

(f) The Indenture Trustee, the Conduit Agent, the Syndication Agent, the applicable Securitization Agent and ACS each hereby acknowledges that certain related records and other files (including electronic files), documentation, software and similar assets may comprise a portion of the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets and/or the Other Assets. Each of the parties hereto agrees to cooperate in good faith such that the respective interests of the Indenture Trustee, the Conduit Agent, the Syndication Agent, any Securitization Agent and ACS (or further assignees thereof) in such assets shall be protected and preserved, and, without limiting the obligations of the Originator, the Borrower, ACS Funding, the Issuers and Trust Depositors under the Credit Documents and the Syndicated Loan Documents, the Indenture Trustee, the Conduit Agent, the Syndication Agent, each Securitization Agent and ACS agree to permit each other reasonable access to such assets (to the extent they shall be in the possession or control of such party) as shall be necessary or desirable to manage and realize on the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets or the Other Assets, as the case may be. Except as otherwise provided in the immediately preceding sentence, in the event that any of the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets or the Other Assets become commingled, then each of the Indenture Trustee, the Conduit Agent, the Syndication Agent and each Securitization Agent shall, in good faith, cooperate with each other to separate the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets or the Other Assets, as applicable.

(g) Out of pocket costs and expenses incurred by the parties hereto to effect any separation and/or sharing (including without limitation reasonable fees and expenses of auditors and attorneys) required by this Section 2 shall be borne by ACS. The Indenture Trustee, the Conduit Agent, the Syndication Agent, each Securitization Agent and ACS shall not be required by this Section 2 to take any action that they or it believes, in good faith, may prejudice its ability to realize the value of, or to otherwise protect, its interests (and the interests of the parties for which it acts) in the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets or the Other Assets, respectively; provided, that, nothing in this sentence shall relieve the Borrower, the Originator, ACS Funding, the Issuers and the Trust Depositors of their respective obligations hereunder or under the Credit Documents and the Syndicated Loan Documents, as applicable, with respect to the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets or the Securitization Assets notwithstanding any effect thereof on the Other Assets or ACS’ rights or interests therein or thereto.

Section 3. Lockbox Issues.

(a) ACS confirms to each of the Indenture Trustee, the Conduit Agent, the Syndication Agent and each Securitization Agent that the Lockbox and the Lockbox Account have been established by ACS with the Lockbox Bank, and that the Lockbox Agreement is in full force and effect pursuant to its terms.

(b) The Lockbox No. is                  and the Lockbox Account is                 . The Borrower and the Originator agree that the Lockbox and the Lockbox Account shall be maintained at all times in the name of ACS Funding.

(c) Pursuant to the Lockbox Agreement, the Lockbox Servicer’s authorized representatives will have sole access to the Lockbox. ACS, ACS Funding, the Issuers and the Trust Depositors shall not have any authority to cancel or alter the name, address, location and other terms of the Lockbox without the written consent of all the parties hereto. Items will be endorsed, credited to the Lockbox Account and presented for payment through customary collection procedures.

(d) The Original Servicer confirms to each of the parties hereto that all actions of the Original Servicer taken hereunder and under the Lockbox Agreement with respect to Remittances received in the Lockbox or Lockbox Account shall be in its capacity as Original Servicer under the Credit Documents or the Syndicated Loan Documents, as applicable and not in its individual capacity. The Original Servicer (or any Successor Servicer (as defined below)), shall (within two (2) business days of receipt of the associated remittance details) determine and identify which Remittances received in the Lockbox or Lockbox Account represent proceeds of the 2000-1 Assets (“2000-1 Remittances”), proceeds of the 2002-1 Assets (“2002-1 Remittances”), proceeds of the 2002-2 Assets (“2002-2 Remittances”), proceeds of the 2003-1 Assets (“2003-1 Remittances”), proceeds of the 2003-2 Assets (“2003-2 Remittances”), proceeds of Conduit Assets (“Conduit Remittances”), proceeds of the Syndicated Loan Assets (“Syndication Remittances”), proceeds of Securitization Assets (“Securitization Remittances”) or proceeds of Other Assets (“Other Remittances”) (2000-1 Remittances, 2002-1 Remittances, 2002-2 Remittances, 2003-1 Remittances, 2003-2 Remittances, Conduit Remittances, Syndication Remittances, Securitization Remittances and Other Remittances each constituting, for purposes of this Agreement, a “Type” of Remittance, and the category of receivable to which such Remittance relates constituting a “Type” of Receivable). In addition, the Original Servicer (or a Successor Servicer (as defined below), if applicable) shall determine whether any amounts in the Lockbox Account do not constitute Remittances with respect to receivables of one of the three Types referred to above, but have nonetheless been paid or deposited thereto by a customer in error (“Misdirected Payments”).

Each of the parties hereto hereby agrees that:

(1)	if the Original Servicer is terminated or has resigned its role as original servicer under any of the Credit Documents or the Syndicated Loan Documents, or

(2)	if the funds in the Lockbox or Lockbox Account become subject to any seizure, freeze application, or enforcement of any security interest adverse to the interests of the Indenture Trustee, the Conduit Agent, the Syndication Agent and each Securitization Agent, then in any such case this Agreement shall continue to remain in full force and effect and a successor servicer to Original Servicer hereunder shall be appointed by delivery of joint written notice from the Indenture Trustee, the Conduit Agent, the Syndication Agent and the applicable Securitization Agent to the Lockbox Bank identifying such successor servicer, together with such successor servicer’s written acceptance of such appointment, and such successor servicer (being referred to herein as the “Successor Servicer”) shall thereupon succeed to all rights, benefits, duties and obligations of the Original Servicer hereunder, to the extent the same relate to the giving of disbursement instructions above. Unless otherwise agreed to in writing by the Indenture Trustee, the Conduit Agent, the Syndication Agent and the applicable Securitization Agent the parties hereto agree that Wells Fargo shall be the Successor Servicer.

In the event a customer with respect to a receivable of one Type is also a customer with respect to any other Type, and such customer makes one or more payments in any payment period, the Original Servicer (or a Successor Servicer, if applicable) shall determine which Remittances relate to which Type, and shall also determine how such payment or payments are to be allocated, in accordance with the allocation rules described below (unless (a) otherwise specified in writing by the customer in respect to that customer’s payment, in which case the payment shall be allocated in accordance with such customer specification or (b) if not specified by the customer as determined in writing by a servicer or party acting as administrator of the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets, the 2003-2 Assets, the Conduit Assets, the Syndicated Loan Assets, the Securitization Assets, and Other Assets, as applicable, to the extent that none of the parties hereto object to such specification):

(i) First, to all past due payments, if any, with respect to each receivable of such customer, without regard to Type (but subject to the proviso below);

(ii) Second, to the minimum payment due in the current payment period with respect to each receivable of such customer, without regard to Type (but subject to the proviso below); and

(iii) Third, to the remaining outstanding balance of each receivable of such customer, without regard to Type (but subject to the proviso below);

provided, that, if in allocating Remittances in accordance with the above,

(x)	the Remittances to be allocated are in respect of more than one Type, and

(y)	the Remittances to be allocated are insufficient to satisfy for all Types of receivables the delinquencies, minimum current payments due or remaining outstanding balances, as applicable,

then the Remittances shall be allocated to the delinquencies, minimum current payments due or remaining outstanding balances, as applicable, for each Type of receivable pro rata based on the proportion that the delinquency, minimum current payment due or remaining outstanding balance, as applicable, for each such Type bears to the delinquencies, minimum current payments due or remaining outstanding balances, as applicable, for all Types.

(e) Only the Original Servicer (or a Successor Servicer, if applicable) designated to the Lockbox Servicer in accordance with Section 3(d) shall have authority to deliver the written disbursement instructions to the Lockbox Servicer identifying Remittances held in the Lockbox Account as 2000-1 Remittances, 2002-1 Remittances, 2002-2 Remittances, 2003-1 Remittances, 2003-2 Remittances, Conduit Remittances, Syndication Remittances, Securitization Remittances or Other Remittances and directing that transfers be made by the Lockbox Servicer from the Lockbox Account to (i) the collection account specified in the written instructions received from the Indenture Trustee with respect to the 2000-1 Remittances (the “2000-1 Collection Account”), (ii) the collection account specified in the written instructions received from the Indenture Trustee with respect to the 2002-1 Remittances (the “2002-1 Collection Account”), (ii) the collection account specified in the written instructions received from the Indenture Trustee with respect to the 2002-2 Remittances (the “2002-2 Collection Account”), (iv) the collection account specified in the written instructions received from the Indenture Trustee with respect to the 2003-1 Remittances (the “2003-1 Collection Account”), (v) the collection account specified in the written instructions received from the Indenture Trustee with respect to the 2003-2 Remittances (the “2003-2 Collection Account”), (vi) the conduit collection account(s) specified in the written instructions received from the Conduit Agent with respect to the Conduit Remittances (the “Conduit Collection Account”), (vii) the syndication collection account(s) specified in the written instructions received from the Syndication Agent with respect to the Syndication Remittances (the “Syndication Collection Account”), (viii) the securitization collection account(s) specified in the written instructions received from the applicable Securitization Agent with respect to the Securitization Remittances (the “Securitization Collection Account”), or (ix) the account specified in the written instructions received from ACS with respect to the Other Remittances, as applicable, or to make the allocation determinations described in Section 3(d). The Lockbox Servicer shall have no obligation or responsibility to make inquiry or in any way attest to, determine or verify the accuracy of any such written instructions or allocations, nor shall the Lockbox Servicer have any duty or obligation in this regard other than to comply with such instructions by effecting funds transfers in accordance with such instructions.

Section 4. Security Interest in Lockbox and Lockbox Account. The parties hereto acknowledge that the Borrower, the Originator, ACS Funding, the Issuers and the Trust Depositors or their assignees or affiliates, as applicable, have granted a present right of control and a security interest in all of their right, title and interest in the Lockbox and Lockbox Account, and the proceeds thereof, in favor of the Indenture Trustee, the Conduit Agent, the Syndication

Agent and each Securitization Agent (as applicable) but only to the extent of their interests under the respective Credit Documents or Syndicated Loan Documents.

Section 5. Notice Matters. All notices and other communications hereunder or in connection herewith shall be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight delivery service, to the intended party at the address or facsimile number of such party set forth on Exhibit B hereto or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto given in accordance with this paragraph. All notices and communications hereunder or in connection herewith shall be effective only upon receipt. Facsimile transmissions shall be deemed received upon receipt of verbal confirmation of the receipt of such facsimile.

Section 6. Authorization; Binding Effect; Survival. The parties hereto confirm that they are able to execute, deliver and perform this Agreement. This Agreement shall be binding on and inure to the benefit of the Indenture Trustee, the Conduit Agent, the Syndication Agent, each Securitization Agent and ACS and their respective successors and assigns. Except as provided in the preceding sentence, the provisions of this Agreement may not be relied upon by any third party for any purpose.

Section 7. Integration: Other Agreements. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the intercreditor matters and lockbox matters set forth herein and shall together constitute the entire agreement between the parties hereto with respect to such matters, superseding all prior oral or written understandings, including without limitation the Original Intercreditor and Lockbox Agreement. Each of the parties hereto intends that in the event of a conflict between this Agreement and the Lockbox Agreement that this Agreement shall control.

Section 8. Amendments. No amendment or supplement to or modification of this Agreement and no waiver of or consent to departure from any of the provisions of this Agreement shall be effective unless such amendment, modification, waiver or consent is in writing and signed by the parties hereto (in the case of an amendment) or by the party against which enforcement of such waiver or consent is sought (in the case of any waiver or consent) and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT THAT MATTERS RELATING TO THE PERFECTION OR EFFECT OF PERFECTION OR NONPERFECTION OF A SECURITY INTEREST IN THE LOCKBOX AND LOCKBOX ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WHERE THE ACCOUNT IS MAINTAINED.

Section 10. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH PARTY FURTHER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.

Section 11. Headings. Captions and section headings are used in this Agreement for convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.

Section 12. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 13. Termination. In the event that all obligations secured by the 2000-1 Assets, the 2002-1 Assets, the 2002-2 Assets, the 2003-1 Assets and the 2003-2 Assets shall have been paid in full and liens created with respect thereto shall have been terminated or released, then the Indenture Trustee shall promptly notify the other parties hereto and the Lockbox Servicer, and the Indenture Trustee thereafter shall no longer have any rights or obligations hereunder with respect thereto. In the event that all obligations secured by the Conduit Assets shall have been paid in full and the Conduit Documents and liens created thereunder shall have been terminated or released, then the Conduit Agent shall promptly notify the other parties hereto and the Lockbox Servicer, and the Conduit Agent shall no longer have any rights or obligations hereunder with respect thereto. In the event that all obligations secured by the Syndicated Loan Assets shall have been paid in full and the Syndicated Loan Documents and liens created thereunder shall have been terminated or released, then the Syndication Agent shall promptly notify the other parties hereto and the Lockbox Servicer, and the Syndication Agent shall no longer have any rights or obligations hereunder with respect thereto. In the event that all obligations secured by the Securitization Assets with respect to a Securitization Agent shall have been paid in full and the Securitization Documents and liens created thereunder shall have been terminated or released, then the applicable Securitization Agent shall promptly notify the other parties hereto and the Lockbox Servicer, and such Securitization Agent shall no longer have any rights or obligations hereunder with respect thereto. The foregoing shall not release ACS of any obligations it may have to the Lockbox Servicer, and the Indenture Trustee under the first sentence of Section 2(g).

Section 14. Effectiveness of Provisions Relating to Securitization. Notwithstanding anything to the contrary contained herein, the provisions of this Agreement relating to Securitizations, the Securitization Assets, and Securitization Agents shall not become operative until a Securitization Agent shall have executed and delivered to each of the parties hereto an executed counterpart of the joinder agreement attached hereto as Schedule A agreeing to be bound by all the applicable terms and conditions hereof.

Section 15. Indemnification. The Originator hereby agrees to indemnify and hold harmless the Indenture Trustee, the Conduit Agent or any Securitization Agent, and the Borrower hereby agrees to indemnify and hold harmless the Syndicated Agent, and in each case, each director, officer, employee, agent an affiliate thereof (collectively, the “Indemnified Parties”) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, out-of-pocket costs and expenses (including legal fees and expenses (“Indemnified Amounts”) arising out of or resulting from the execution, performance and enforcement of this Agreement, except for Indemnified Amounts arising out of or resulting from the gross negligence, willful misconduct or bad faith of the applicable Indemnified Party. The obligations of the Originator and the Borrower under this Section 15 shall survive the termination of this Agreement and/or the earlier termination or resignation of an Indemnified Party.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor-by-merger to Wells Fargo Bank Minnesota, National Association), not in its individual capacity but solely as the Indenture Trustee

By:

Name:

Title:

WACHOVIA CAPITAL MARKETS, LLC as the Conduit Agent

By:

Name:

Title:

AMERICAN CAPITAL STRATEGIES, LTD., As the Borrower, the Originator and as the Original Servicer

By:

Name:

Title:

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

Acknowledged and Agreed to:

ACAS BUSINESS LOAN TRUST 2000-1

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity But solely as Owner Trustee

By:

Name:

Title:

ACAS BUSINESS LOAN LLC, 2000-1

By:

Name:

Title:

ACAS BUSINESS LOAN TRUST 2002-1

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity But solely as Owner Trustee

By:

Name:

Title:

ACAS BUSINESS LOAN LLC, 2002-1

By:

Name:

Title:

ACAS BUSINESS LOAN TRUST 2002-2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

ACAS BUSINESS LOAN LLC, 2002-2

By:

Name:

Title:

ACAS BUSINESS LOAN TRUST 2003-1

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

ACAS BUSINESS LOAN LLC, 2003-1

By:

Name:

Title:

ACAS BUSINESS LOAN TRUST 2003-2

By:	WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

ACAS BUSINESS LOAN LLC, 2003-2

By:

Name:

Title:

ACKNOWLEDGED AND AGREED TO:

BRANCH BANKING AND TRUST COMPANY, a North Carolina corporation, not in its individual capacity but solely as Administrative Agent of the Syndicated Agent

By:

Name:

Title:

EXHIBIT A

LOCKBOX AGREEMENT

Exhibit A-1

EXHIBIT B

NOTICE ADDRESSES

If to the Indenture Trustee:

Wells Fargo Bank, National Association Sixth and Marquette Avenue MAC N9311-161 Minneapolis, Minnesota 55479
Attention:	Corporate Trust Services Asset-Backed Administration
Telephone:	(612) 667-3539
Facsimile:	(612) 667-8058

with a copy to:

Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0610 Charlotte, North Carolina 28208
Attention:	Raj Shah
Telephone:	(704) 374-6230
Facsimile:	(704) 383-4012

If to the Conduit Agent:

Wachovia Capital Markets, LLC One Wachovia Center, Mail Code: NC0610 Charlotte, North Carolina 28208
Attention:	Raj Shah
Telephone:	(704) 374-6230
Facsimile:	(704) 383-4012

If to a Securitization Agent:

To the Notice Address Specified in the Applicable Joinder Agreement

Exhibit B-1

If to the Lockbox Bank:

Wells Fargo Bank, National Association Sixth and Marquette Avenue MAC N9311-161 Minneapolis, Minnesota 55479
Attention:	Corporate Trust Services Asset-Backed Administration
Telephone:	(612) 667-3539
Facsimile:	(612) 667-8058

If to ACS Funding:

ACS Funding Trust I c/o American Capital Strategies, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 951-6122
Facsimile:	(301) 654-6714

If to the Originator and Original Servicer:

American Capital Strategies, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 951-6122
Facsimile:	(301) 654-6714

If to the 2000-1 Issuer:

ACAS Business Loan Trust 2000-1 c/o Wachovia Trust Company, National Association One Rodney Square, 1st Floor 920 King Street Wilmington, Delaware 19801
Telephone:	(302) 888-7532

If to the 2002-1 Issuer:

ACAS Business Loan Trust 2002-1 c/o Wachovia Trust Company, National Association One Rodney Square, 1st Floor 920 King Street Wilmington, Delaware 19801
Telephone:	(302) 888-7532

Exhibit B-2

If to the 2002-2 Issuer:

ACAS Business Loan Trust 2002-2 c/o Wachovia Trust Company, National Association One Rodney Square, 1st Floor 920 King Street Wilmington, Delaware 19801
Telephone:	(302) 888-7532

If to the 2003-1 Issuer:

ACAS Business Loan Trust 2003-1 c/o Wachovia Trust Company, National Association One Rodney Square, 1st Floor 920 King Street Wilmington, Delaware 19801
Telephone:	(302) 888-7532

If to the 2003-2 Issuer:

ACAS Business Loan Trust 2003-2 c/o Wachovia Trust Company, National Association One Rodney Square, 1st Floor 920 King Street Wilmington, Delaware 19801
Telephone:	(302) 888-7532

If to the 2000-1 Trust Depositor:

ACAS Business Loan LLC, 2000-1 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 841-1393
Facsimile:	(301) 654-6714

If to the 2002-1 Trust Depositor:

ACAS Business Loan LLC, 2002-1 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 841-1393
Facsimile:	(301) 654-6714

Exhibit B-3

If to the 2002-2 Trust Depositor:

ACAS Business Loan LLC, 2002-2 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 841-1393
Facsimile:	(301) 654-6714

Exhibit B-4

If to the 2003-1 Trust Depositor:

ACAS Business Loan LLC, 2003-1 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 841-1393
Facsimile:	(301) 654-6714

Exhibit B-5

If to the 2003-2 Trust Depositor:

ACAS Business Loan LLC, 2003-2 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
Attention:	Compliance Officer
Telephone:	(301) 841-1393
Facsimile:	(301) 654-6714

Exhibit B-6

SCHEDULE A

JOINDER IN THIRD AMENDED AND RESTATED

INTERCREDITOR AND LOCKBOX ADMINISTRATION AGREEMENT

As required by Section 14 of the Third Amended and Restated Intercreditor and Lockbox Administration Agreement, dated as of March [    ], 2004 (such agreement as amended, modified, supplemented or restated from time to time, the “Agreement”), [Name of Securitization Agent], a [type of entity/jurisdiction of formation], hereby agrees to be bound by all the terms and provisions of the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this joinder in the Agreement as of this [        ] day of [            ].

[SECURITIZATION AGENT]

By:

Name:

Title:

[Executed counterpart to go to each of the parties to the Agreement – Agreement Section 14]

Schedule A-1

SCHEDULE A-1

NOTICE ADDRESS FOR SECURITIZATION AGENT

If to the Securitization Agent:

[Securitization Agent]

[___________________________________________]

[___________________________________________]

Attention:	[__________________________________]
Telephone:	[__________________________________]
Facsimile:	[__________________________________]

Schedule A-1-1